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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 20, 1998

               BA Mortgage Securities, Inc. (as depositor under a
   Pooling and Servicing Agreement dated as of November 1, 1998 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1998-6)
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             (Exact name of registrant as specified in its charter)



           Delaware                    333-53933                94-324470
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(State or Other Jurisdiction         (Commission)            (I.R.S. Employer
      of Incorporation)               File Number)          Identification No.)



345 Montgomery Street, Lower Level #2, Unit #8152, San Francisco, CA  94104
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(Address of Principal Executive Offices)                  (Zip Code)



       Registrant's telephone number, including area code: (415) 622-3676



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (a)      Not applicable

           (b)      Not applicable

           (c)      Exhibits

                    (See attached Exhibit Index.)


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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    BA MORTGAGE SECURITIES, INC.



                                    By:         /s/ John Isbrandtsen
                                       -----------------------------------------
                                       Name:      John Isbrandtsen
                                       Title:     Vice President


Dated:  November 20, 1998


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                                  EXHIBIT INDEX



                                                                                      Sequentially
Exhibit                                                                               Numbered
Numbers                             Description of Exhibit                            Pages
-------                             ----------------------                            ------------

  4.1 Pooling and Servicing Agreement dated as of November 1, 1998 among BA Mortgage Securities, Inc., Depositor, Bank of
                  America, FSB, Master Servicer and the Bank of New York,
                  Trustee (providing for, inter alia, the issuance of Mortgage
                  Pass Through Certificates, Series 1998-6)

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